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Exhibit 10.22

SIXTH AMENDMENT

TO AMENDED AND RESTATED

CAPROLACTAM AND POLYMER SUPPLY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CAPROLACTAM AND POLYMER SUPPLY AGREEMENT (this “Amendment”) is entered into as of March 1, 2017, by and between AdvanSix Resins & Chemicals LLC (“Seller”), and Shaw Industries Group, Inc., a Georgia corporation (“Buyer”).

Recitals

WHEREAS, on April 1, 2013, Seller and Buyer entered into that certain Amended and Restated Caprolactam and Polymer Supply Agreement (as amended, the “Agreement”);

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1.	Section 1.2 (c) of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 1.2 (c), as follows:

“(c) In addition to the purchase obligations set forth in Section 1.2 (a) and Section 1.2 (b) above, during the period [***], through [***], Buyer shall purchase from Seller, and Seller shall sell to Buyer, [***] ([***]) pounds of Product (the “[***] Supplemental Volume”) per calendar year, Product to be [***] ([***]) pounds of [***] polymer.

The resulting total product mix for the [***] ([***]) pounds is [***] ([***]) pounds of [***] Caprolactam [***] and [***] ([***]) pounds of [***] polymer. Seller by substitute [***] polymer for [***] polymer. Seller may provide [***] Caprolactam as a substitute for polymer if both parties mutually agree.

2.	Section 2.1 of the Agreement is amended by adding the following to the end of Section 2.1 as follows:

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“The price for each pound of [***] Caprolactam, included in the [***] Supplemental Volume shall be the sum of (a) [***] ($[***]), plus (b) the Caprolactam Index Amount (as defined in Schedule 2.1(I)), which, may be a positive or a negative amount.

The price for each pound of [***] polymer, included in the [***] Supplemental Volume shall be the sum of (a) [***] ($[***]), plus (b) the Caprolactam Index Amount (as defined in Schedule 2.1(I)), which, may be a positive or a negative amount, plus (c) the [***] ($[***]) Polymer Adder as defined in Section 2.2, Plus the Polymer Index Amount, which may be a positive or a negative amount, as defined in Schedule 2.1(II)”

3.	All capitalized terms used, but not defined, herein shall have the meaning set forth in the Agreement.

4.	This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

5.	Except as expressly modified in this Amendment, the Agreement remains in full force and effect. The Agreement and this Amendment together constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all prior agreements or understandings between the Parties as to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Caprolactam and Polymer Supply Agreement as of the date first above written.

AdvanSix resins & chemicals LLC		SHAW INDUSTRIES gROUP, INC.

By:	/s/ Erin Kane	By:	/s/ David Morgan

	Erin Kane		David Morgan
	President		Executive Vice President Operations